EATON VANCE GLOBAL SMALL-CAP FUND
Supplement to Summary Prospectus dated May 1, 2015 as revised July 24, 2015

The following replaces “Management”:

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Investment Sub-Adviser.  Eaton Vance Management (International) Limited (“EVMI”).

Portfolio Managers

Aidan M. Farrell (lead portfolio manager), Vice President of EVMI, has managed the Fund since July 2015.

Patrick J. O’Brien, Vice President of BMR, has managed the Fund since November 2013.

December 3, 2015	20430 12.3.15

EATON VANCE BALANCED FUND

EATON VANCE DIVIDEND BUILDER FUND

EATON VANCE GLOBAL SMALL-CAP FUND

(formerly Eaton Vance Small-Cap Value Fund)

EATON VANCE GROWTH FUND

EATON VANCE LARGE-CAP VALUE FUND

EATON VANCE REAL ESTATE FUND

EATON VANCE SMALL-CAP FUND

EATON VANCE SPECIAL EQUITIES FUND

EATON VANCE STOCK FUND

Supplement to Prospectus dated May 1, 2015

1.

The name of Eaton Vance Small-Cap Value Fund was changed to Eaton Vance Global Small-Cap Fund.

2.

The following replaces “Fees and Expenses of the Fund” under “Fund Summaries – Eaton Vance Balanced Fund”:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.   You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 54 of the Fund's Prospectus and page 26 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fees	0.04%	0.04%	0.04%	0.04%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	n/a
Other Expenses	0.21%	0.21%	0.21%	0.21%
Acquired Fund Fees and Expenses(1)	0.64%	0.64%	0.64%	0.64%
Total Annual Fund Operating Expenses	1.14%	1.89%	1.89%	0.89%
Expense Reimbursement(2)	(0.09)%	(0.09)%	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.05%	1.80%	1.80%	0.80%

(1)

Reflects the Fund’s allocable share of the advisory fees and other expenses of the Portfolios in which it invests.

(2)

The fee table has been restated to reflect that the administrator has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.05% for Class A shares, 1.80% for Class B shares and Class C shares and 0.80% for Class I shares.  This expense reimbursement will continue through April 30, 2017.  Any amendment to or a termination of this reimbursement would require approval of the Board of Trustees.  The expense reimbursements relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses.  Amounts reimbursed may be recouped by the administrator during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$676	$908	$1,158	$1,874	$676	$908	$1,158	$1,874
Class B shares	$683	$985	$1,213	$2,009	$183	$585	$1,013	$2,009
Class C shares	$283	$585	$1,013	$2,204	$183	$585	$1,013	$2,204
Class I shares	$82	$275	$484	$1,088	$82	$275	$484	$1,088

3.

The following replaces “Principal Investment Strategies” under “Fund Summaries – Eaton Vance Small-Cap Value Fund”:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies (the “80% Policy”). The portfolio managers generally consider small-cap companies to be those companies with market capitalizations within the range of companies included in the MSCI World Small-Cap Index. Under normal market conditions, the Fund will invest (i) at least 25% of its net assets in companies located outside of the United States, which may include emerging market countries; and (ii) in issuers located in at least five different countries (including the United States). A company will be considered to be located outside the United States if it is domiciled in or derives more than 50% of its revenues or profits from non-U.S. countries and may include securities trading in the form of depositary receipts. The Fund may invest up to 20% of its net assets in publicly traded real estate investment trusts.

The Fund may engage in derivative transactions to seek return, to hedge against fluctuations in securities prices or currency exchange rates or as a substitute for the purchase or sale of securities. The Fund expects to use derivatives principally to attempt to hedge against fluctuations in currency exchange rates through use of forward foreign currency exchange contracts and/or futures contracts. Permitted derivatives include: the purchase or sale of forward or futures contracts; options on futures contracts; exchange-traded and over-the-counter options; equity collars and equity swap agreements. There is no stated limit on the Fund’s use of derivatives.

In selecting securities, the portfolio managers seek companies that, in their opinion, are high in quality. Investment decisions for the Fund are made primarily on the basis of fundamental research conducted by the investment adviser’s research staff. Management of the Fund involves consideration of numerous factors (such as a company’s earning or cash flow capabilities, financial strength, the strength of the company’s business franchises and management team, sustainability of a company’s competitiveness and estimates of the company’s net value). The Fund seeks to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. Securities may be sold if, in the opinion of the investment adviser, the price moves above a fair level of valuation, the company’s fundamentals deteriorate or to pursue more attractive investment opportunities.

4.

The following replaces “Foreign and Emerging Market Investment Risk.” under “Principal Risks” in “Fund Summaries – Eaton Vance Small-Cap Value Fund”:

Foreign and Emerging Market Investment Risk. Because the Fund invests a significant portion of its assets in foreign instruments, the value of shares may be adversely affected by changes in currency exchange rates and political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country.  Investment markets in emerging market countries are typically smaller, less liquid and more volatile than developed markets, and emerging market stocks often involve higher risk than developed market stocks.  Trading in foreign markets often involves higher expense than trading in the United States. The value of investments denominated in foreign currencies can be adversely affected by changes in foreign currency exchange rates. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including political, economic and market risks.

5.

The following is added to “Principal Risks” under “Fund Summaries – Eaton Vance Small-Cap Value Fund”:

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

6.

The following replaces “Performance” under “Fund Summaries – Eaton Vance Small-Cap Value Fund”:

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Prior to July 6, 2015, the Fund’s investment adviser employed a different investment strategy.  Effective July 6, 2015, the Fund changed its name, investment objective and investment strategy to invest globally and to invest at least 80% of its net assets in small-cap companies defined as companies with market capitalizations within the range of companies included in the MSCI World Small-Cap Index.  Past

2

performance (both before and after taxes) is no guarantee of future results.  The Fund’s performance reflects the effects of expense reductions.  Absent these reductions, performance would have been lower.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2014, the highest quarterly total return for Class A was 18.35% for the quarter ended June 30, 2009, and the lowest quarterly return was –22.76% for the quarter ended December 31, 2008.

Average Annual Total Return as of December 31, 2014	One Year	Five Years	Ten Years
Class A Return Before Taxes	–2.57%	10.20%	6.07%
Class A Return After Taxes on Distributions	–3.66%	9.27%	5.22%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	–0.62%	8.14%	4.92%
Class B Return Before Taxes	–2.26%	10.41%	5.91%
Class C Return Before Taxes	1.65%	10.68%	5.91%
Class I Return Before Taxes	3.61%	11.78%	6.83%
MSCI World Small-Cap Index (reflects net dividends, which reflect the deduction of withholding taxes)	1.90%	12.70%	7.61%
Russell 2000 Value Index (reflects no deductions for fees, expenses or taxes)	4.22%	14.25%	6.88%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C.  The Class I performance shown above for the period prior to October 1, 2009 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for such differences, returns would be different.  The Fund’s primary benchmark has been changed to the MSCI World Small-Cap Index because it was deemed by the portfolio managers to be a more appropriate benchmark for the Fund.  (Source for MSCI World Small-Cap Index:  MSCI.)  MSCI data may not be reproduced or used for any other purposes.  MSCI provides no warranties, has not prepared or approved this data, and has no liability hereunder.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

7.

The following replaces “Management” under “Fund Summaries – Eaton Vance Small-Cap Value Fund”:

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Investment Sub-Adviser.  Eaton Vance Management (International) Limited (“EVMI”).

Portfolio Managers

Aidan M. Farrell (lead portfolio manager), Vice President of EVMI, has managed the Fund since July 2015.

Patrick J. O’Brien, Vice President of BMR, has managed the Fund since November 2013.

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8.

The following replaces “Small-Cap Value Fund.” under “Management and Organization”:

Global Small-Cap Fund.  Under Global Small-Cap Fund’s investment advisory agreement, BMR receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
Up to $500 million	0.750%
$500 million but less than $1 billion	0.725%
$1 billion but less than $2.5 billion	0.700%
$2.5 billion but less than $5 billion	0.680%
$5 billion and over	0.665%

Prior to March 1, 2014, BMR received a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
Up to $500 million	1.0000%
$500 million but less than $1 billion	0.9375%
$1 billion but less than $2.5 billion	0.8750%
$2.5 billion but less than $5 billion	0.8125%
$5 billion and over	0.7500%

Pursuant to a sub-advisory agreement, BMR has delegated a portion of the investment management of the Fund to Eaton Vance Management (International) Limited (“EVMI”), a registered investment adviser.  EVMI is located at 125 Old Broad Street, London, United Kingdom, EC2N 1AR.  BMR pays EVMI a portion of the advisory fee for sub-advisory services provided to the Fund.  For the fiscal year ended December 31, 2014, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of the Fund was 0.79%.

Global Small-Cap Fund is managed by Aidan M. Farrell (lead portfolio manager) and Patrick J. O’Brien.  Mr. Farrell has served as a portfolio manager since July 2015 and manages other Eaton Vance portfolios.  Prior to joining EVMI as a Vice President in June 2015, Mr. Farrell was Managing Director at Goldman Sachs Asset Management where he also served as a portfolio manager from 2008 to 2015.  Mr. O’Brien has served as a portfolio manager since November 2013, has been a Vice President of Eaton Vance and BMR since November 2013 and manages other Eaton Vance portfolios.  Prior to joining Fox Asset Management (a wholly-owned affiliate of Eaton Vance Corp.) in October 2012, Mr. O’Brien was a portfolio manager and analyst with Brown Advisory/ABIM since 2001.

9.

The following replaces “Information about the Funds.” under “Shareholder Account Features”:

Information about the Funds.  From time to time, you may receive the following:

•

Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.

•

Periodic account statements, showing recent activity and total share balance.

•

Tax information needed to prepare your income tax returns.

•

Proxy materials, in the event a shareholder vote is required.

•

Special notices about significant events affecting your Fund.

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically.  For more information please go to www.eatonvance.com/edelivery.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics.  A description of these policies and procedures is provided below and additionally in the Statement of Additional Information.  Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

4

Each Fund will file with the Securities and Exchange Commission (“SEC”) a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q.  Each Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov).  The most recent fiscal quarter-end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com).  Portfolio holdings information that is filed with the SEC is posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each month end is posted to the website approximately one month after such month end except for Small-Cap Fund and Special Equities Fund which post calendar quarter-end holdings approximately two months after such quarter end.   Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) at least quarterly on the Eaton Vance website approximately ten business days after the period and each Fund may also post performance attribution as of a month end or more frequently if deemed appropriate.

December 3, 2015	20431 12.3.15

5

EATON VANCE BALANCED FUND

EATON VANCE DIVIDEND BUILDER FUND

EATON VANCE GLOBAL SMALL-CAP FUND

(formerly Eaton Vance Small-Cap Value Fund)

EATON VANCE GROWTH FUND

EATON VANCE LARGE-CAP VALUE FUND

EATON VANCE REAL ESTATE FUND

EATON VANCE SMALL-CAP FUND

EATON VANCE SPECIAL EQUITIES FUND

EATON VANCE STOCK FUND

Supplement to Statement of Additional Information dated May 1, 2015

1. The name of Eaton Vance Small-Cap Value Fund was changed to Eaton Vance Global Small-Cap Fund.

2. The following is added to the tables under “Portfolio Managers.” in “Investment Advisory and Administrative Services”:

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Aidan M. Farrell*
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

* As of June 30, 2015.  Mr. Farrell became a portfolio manager effective July 6, 2015.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in the Eaton Vance Family of Funds
Aidan M. Farrell*	None	None

* As of June 30, 2015.

3. The following replaces the first paragraph under “Fund Management.” in “Management and Organization”:

Fund Management.  The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust.  The Board members and officers of the Trust are listed below.  Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.  Board members and officers of the Trust hold indefinite terms of office.  The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act.  The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110.  As used in this SAI, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “Eaton Vance” refers to Eaton Vance Management, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. (see “Principal Underwriter” under “Other Service Providers”).  EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR.  EVMI is an indirect, wholly-owned subsidiary of EVC.  Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

4. The following replaces the first paragraph under “Investment Advisory Services.” in “Investment Advisory and Administrative Services”:

Investment Advisory Services.  The investment adviser manages the investments and affairs of each Fund and provides related office facilities and personnel subject to the supervision of the Trust’s Board of Trustees.  The investment adviser and the investment sub-adviser (if applicable) furnish investment research, advice and supervision, furnish an investment program and determine what securities will be purchased, held or sold by each Fund and what portion, if any, of the Fund’s assets will be held uninvested.  Each Investment Advisory Agreement and Investment Sub-Advisory Agreement requires the investment adviser or sub-adviser, as the case may be, to pay the salaries and fees of all officers and Trustees of the Trust who are members of the investment adviser's or sub-adviser’s organization and all personnel of the investment adviser or sub-adviser performing services relating to research and investment activities.

Each Investment Advisory Agreement and Investment Sub-Advisory Agreement with the investment adviser or sub-adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.  Each Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Board of either party, or by vote of the majority of the outstanding voting securities of the Fund, and each Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser or sub-adviser may render services to others.  Each Agreement also provides that the investment adviser or sub-adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

5. The following is added to “Investment Advisory and Administrative Services”:

Information About EVMI.  EVMI provides investment advice to institutional clients and pooled investment vehicles.  EVMI was originally organized in 2001.  As of July 31, 2015, EVMI’s assets under management totaled $486.4 million.  EVMI is an indirect, wholly-owned subsidiary of EVC.

6. The following replaces the first six paragraphs under “Portfolio Securities Transactions”:

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, are made by the investment adviser.  Each Portfolio, Global Small-Cap Fund, Real Estate Fund, Small-Cap Fund and Special Equities Fund are responsible for the expenses associated with its portfolio transactions.  The investment adviser is also responsible for the execution of transactions for all other accounts managed by it.  The investment adviser places the portfolio security transactions for execution with one or more broker-dealer firms.  The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which in the investment adviser’s judgment are advantageous to the client and at a reasonably competitive spread or (when a disclosed commission is being charged) at reasonably competitive commission rates.  In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the broker-dealer firm’s services, responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the amount of the spread or commission, if any.  In addition, the investment adviser may consider the receipt of Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for a Portfolio, Global Small-Cap Fund, Real Estate Fund, Small-Cap Fund and Special Equities Fund and is otherwise in compliance in with applicable law. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions.  Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.  Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States.  There is generally no stated commission in the case of securities traded in the over-the-counter markets including transactions in fixed-income securities which are generally purchased and sold on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers.  Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread.  Fixed-income transactions may also be transactions directly with the issuer of the obligations.  In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.  Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser’s clients in part for providing brokerage and research services to the investment adviser as permitted by applicable law.

Pursuant to the safe harbor provided in Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”) and to the extent permitted by other applicable law, a broker or dealer who executes a portfolio transaction on behalf of the investment adviser client may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided.  This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibility which the investment adviser and its affiliates have for accounts over which they exercise investment discretion.  “Research Services” as used herein includes any and all brokerage and research services to the extent permitted by Section 28(e) and other applicable law. Generally, Research Services may include, but are not limited to, such matters as research, analytical and quotation services, data, information and other services products and materials which assist the investment adviser in the performance of its investment responsibilities. More specifically, Research Services may include general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, certain news and information services, and certain research oriented computer software, data bases and services.  Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer, to the extent permitted by applicable law.  Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained.  The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and, to the extent permitted by applicable law, may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.  The investment adviser may also receive brokerage and Research Services from underwriters and dealers in fixed-price offerings, when permitted under applicable law.

Research Services provided by (and produced by) broker-dealers that execute portfolio transactions or from affiliates of executing broker-dealers are referred to as “Proprietary Research.” Except for trades executed in jurisdictions where such consideration is not permissible, the investment adviser may and does consider the receipt of Proprietary Research Services as a factor in selecting broker dealers to execute client portfolio transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution.  In jurisdictions where permissible, the investment adviser also may consider the receipt of Research Services under so called “client commission arrangements” or “commission sharing arrangements” (both referred to as “CCAs”) as a factor in selecting broker dealers to execute transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution. Under a CCA arrangement, the investment adviser may cause client accounts to effect transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions paid on those transactions to a pool of commission credits that are paid to other firms that provide Research Services to the investment adviser. Under a CCA, the broker-dealer that provides the Research Services need not execute the trade.  Participating in CCAs may enable the investment adviser to consolidate payments for research using accumulated client commission credits from transactions executed through a particular broker-dealer to periodically pay for Research Services obtained from and provided by other firms, including other broker-dealers that supply Research Services. The investment adviser believes that CCAs offer the potential to optimize the execution of trades and the acquisition of a variety of high quality Research Services that the investment adviser might not be provided access to absent CCAs.  The investment adviser will only enter into and utilize CCAs to the extent permitted by Section 28(e) and other applicable law.

Fund trades may implicate laws of the United Kingdom, including rules of the UK Financial Conduct Authority, which govern client trading commissions and Research Services (“UK Law”).  Broadly speaking, under UK Law the investment adviser may not accept any good or service when executing an order unless that good or service either is directly related to the execution of trades on behalf of its clients/customers or amounts to the provision of substantive research (as defined under UK Law).  These requirements may also apply with respect to orders in connection with which the investment adviser receives goods and services under a CCA or other bundled brokerage arrangement.

To the extent permitted by applicable law, the investment companies sponsored by the investment adviser or its affiliates also may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other investment companies, which information is used by the members of the Board of such companies to fulfill their responsibility to oversee the quality of the services provided to various entities, including the services provided by the investment adviser to such companies.  Such companies may also pay cash for such information.

Securities considered as investments for a Portfolio, Global Small-Cap Fund, Real Estate Fund, Small-Cap Fund and Special Equities Fund and a Portfolio may also be appropriate for other investment accounts managed by the investment adviser or its affiliates.  Whenever decisions are made to buy or sell securities by a Portfolio, Global Small-Cap Fund, Real Estate Fund, Small-Cap Fund and Special Equities Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “new” issues) in a manner which it believes to be equitable under the circumstances.  As a result of such allocations, there may be instances where Tax-Managed Equity Asset Allocation Fund, Tax-Managed Global Dividend Income Fund and a Portfolio will not participate in a transaction that is allocated among other accounts.  If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis.  An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable.  While these aggregations and allocation policies could have a detrimental effect on the price or amount of the securities available to a Portfolio, Global Small-Cap Fund, Real Estate Fund, Small-Cap Fund and Special Equities

Fund from time to time, it is the opinion of the members of the Board that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

7. The following replaces “Appendix H: Adviser Proxy Voting Policies and Procedures” and is titled “Appendix H: Adviser and Sub-Adviser Proxy Voting Policies and Procedures”:

EATON VANCE MANAGEMENT

BOSTON MANAGEMENT AND RESEARCH

EATON VANCE INVESTMENT COUNSEL

EATON VANCE TRUST COMPANY

EATON VANCE MANAGEMENT (INTERNATIONAL) LIMITED

PROXY VOTING POLICIES AND PROCEDURES

I.  Introduction

Eaton Vance Management, Boston Management and Research, Eaton Vance Investment Counsel, Eaton Vance Management (International) Limited and Eaton Vance Trust Company (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and, to the extent applicable, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.  The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures.  These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.  Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client.  In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser has established guidelines (“Guidelines”) as described below and generally will utilize such Guidelines in voting proxies on behalf of its clients.  The Guidelines are largely based on those developed by the Agent (defined below) but also reflect input from the Global Proxy Group (defined below) and other Adviser investment professionals and are believed to be consistent with the views of the Adviser on the various types of proxy proposals.  These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.  The Guidelines provide a framework for analysis and decision making but do not address all potential issues.

Except as noted below, each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with the Guidelines in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below.  The Agent is currently Institutional Shareholder Services Inc.  Where applicable, proxies will be voted in accordance with client-specific guidelines or, in the case of an Eaton Vance Fund that is sub-advised, pursuant to the sub-adviser’s proxy voting policies and procedures.  Although an Adviser retains the services of the Agent for research and voting recommendations, the Adviser remains responsible for proxy voting decisions.

III.  Roles and Responsibilities

A.  Proxy Administrator

The Proxy Administrator coordinates the consideration of proxies referred back to the Adviser by the Agent, and otherwise administers these Procedures.  In the Proxy Administrator’s absence, another employee of the Adviser may perform the Proxy Administrator’s responsibilities as deemed appropriate by the Global Proxy Group.

B.  Agent

The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  Each Adviser shall instruct the custodian for its clients to deliver proxy ballots and related materials to the Agent.  The Agent shall vote and/or refer all proxies in accordance with the Guidelines.  The Agent shall retain a record of all proxy votes handled by the Agent.  With respect to each Eaton Vance Fund memorialized therein, such record must reflect all of the information required to be disclosed in the Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, to the extent applicable.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.   Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.  The Advisers are responsible for the ongoing oversight of the Agent as contemplated by SEC Staff Legal Bulletin No. 20 (June 30, 2014).  Such oversight currently may include one or more of the following:

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periodic review of Agent’s proxy voting platform and reporting capabilities (including recordkeeping);

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periodic review of a sample of ballots for accuracy and correct application of the Guidelines;

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periodic meetings with Agent’s client services team;

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periodic in-person and/or web-based due diligence meetings;

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receipt and review of annual certifications received from the Agent; and/or

•

annual review of due diligence materials provided by the Agent, including review of procedures and practices regarding potential conflicts of interests.

C.  Global Proxy Group

The Adviser shall establish a Global Proxy Group which is responsible for establishing the Guidelines (described below) and reviewing such Guidelines at least annually.  The Global Proxy Group shall also review recommendations to vote proxies in a manner that is contrary to the Guidelines and when the proxy relates to a conflicted company of the Adviser or the Agent as described below.

The members of the Global Proxy Group shall include the Chief Equity Investment Officer of Eaton Vance Management (“EVM”) and selected members of the Equity Departments of EVM and Eaton Vance Management (International) Limited (“EVMI”).  The Proxy Administrator is not a voting member of the Global Proxy Group.  Members of the Global Proxy Group may be changed from time to time at the Advisers’ discretion.  Matters that require the approval of the Global Proxy Group may be acted upon by its member(s) available to consider the matter.

IV.  Proxy Voting

A.  The Guidelines

The Global Proxy Group shall establish recommendations for the manner in which proxy proposals shall be voted (the “Guidelines”).  The Guidelines shall identify when ballots for specific types of proxy proposals shall be voted(1) or referred to the Adviser.  The Guidelines shall address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and other proposals affecting shareholder rights.  In determining the Guidelines, the Global Proxy Group considers the recommendations of the Agent as well as input from the

Advisers’ portfolio managers and analysts and/or other internally developed or third party research.

The Global Proxy Group shall review the Guidelines at least annually and, in connection with proxies to be voted on behalf of the Eaton Vance Funds, the Adviser will submit amendments to the Guidelines to the Fund Boards each year for approval.

With respect to the types of proxy proposals listed below, the Guidelines will generally provide as follows:

1.  Proposals Regarding Mergers and Corporate Restructurings/Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

2.  Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

3.  Proposals Regarding Proxy Contests

The Agent shall be directed to refer contested proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator.

4.  Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

Interpretation and application of the Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer or the Adviser may be or become subject. The Guidelines generally relate to the types of proposals that are most frequently presented in proxy statements to shareholders.  In certain circumstances, an Adviser may determine to vote contrary to the Guidelines subject to the voting procedures set forth below.

B.  Voting Procedures

Except as noted in Section V below, the Proxy Administrator shall instruct the Agent to vote proxies as follows:

1.  Vote in Accordance with Guidelines

If the Guidelines prescribe the manner in which the proxy is to be voted, the Agent shall vote in accordance with the Guidelines, which for certain types of proposals, are recommendations of the Agent made on a case-by-case basis.

2.

Seek Guidance for a Referred Item or a Proposal for which there is No Guideline

If (i) the Guidelines state that the proxy shall be referred to the Adviser to determine the manner in which it should be voted or (ii) a proxy is received for a proposal for which there is no Guideline, the Proxy Administrator shall consult with the analyst(s) covering the company subject to the proxy proposal and shall instruct the Agent to vote in accordance with the determination of the analyst. The Proxy Administrator will maintain a record of all proxy proposals that are referred by the Agent, as well as all applicable recommendations, analysis and research received and the resolution of the matter.  Where more than one analyst covers a particular company and the recommendations of such analysts for voting a proposal subject to this Section IV.B.2 conflict, the Global Proxy Group shall review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for clients (including Funds).

3.  Votes Contrary to the Guidelines or Where Agent is Conflicted

In the event an analyst with respect to companies within his or her coverage area may recommend a vote contrary to the Guidelines, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the Proposal along with any other relevant materials, including a description of the basis for the analyst’s recommendation via email and the Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Proxy Group.  The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast on behalf of the Eaton Vance Funds contrary to the Guidelines, and shall do so quarterly.  A similar process will be followed if the Agent has a conflict of interest with respect to a proxy as described in Section VI.B.

4.  Do Not Cast a Vote

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.  In addition, the Advisers may determine not to vote (i) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant (e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence); (ii) if the cost of voting a proxy outweighs the benefits (e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security); or (iii) in markets in which shareholders' rights are limited, and the Adviser is unable to timely access ballots or other proxy information.  Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

C.  Securities on Loan

When a fund client participates in the lending of its securities and the securities are on loan at the record date for a shareholder meeting, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted.  In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the Adviser will make reasonable efforts to terminate the loan in time to be able to cast such vote or exercise such consent.  The Adviser shall instruct the fund’s security lending agent to refrain from lending the full position of any security held by a fund to ensure that the Adviser receives notice of proxy proposals impacting the loaned security.

V.  Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended.  Those records will include:

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A copy of the Advisers’ proxy voting policies and procedures;

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Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

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A record of each vote cast;

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A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

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Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

Notwithstanding anything contained in this Section V, Eaton Vance Trust Company shall maintain records relating to the proxies it votes on behalf of its clients in accordance with laws and regulations applicable to it and its activities. In addition, EVMI shall maintain records relating to the proxies it votes on behalf of its clients in accordance with UK law.

VI.  Assessment of Agent and Identification and Resolution of Conflicts with Clients

A.  Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B.  Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own.  In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

•

Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds).   Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

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A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

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The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”).  If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group.

•

If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Global Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

•

If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will then determine if a material conflict of interest exists between the relevant Adviser and its clients (in consultation with the Legal and Compliance Department if needed).  If the Global Proxy Group determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

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The client, in the case of an individual, corporate, institutional or benefit plan client;

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In the case of a Fund, its board of directors, any committee, sub-committee or group of Independent Trustees (as long as such committee, sub-committee or group contains at least two or more Independent Trustees); or

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The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety.  If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests.   In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data.  The Advisers shall review such information on a monthly basis.  The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator.  Any such proxy referred by the Agent shall be referred to the Global Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation.  The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

(1)

The Guidelines will prescribe how a proposal shall be voted or provide factors to be considered on a case-by-case basis by the Agent in recommending a vote pursuant to the Guidelines.

December 3, 2015